UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 30, 2012

WMI LIQUIDATING TRUST
(Exact name of registrant as specified in its charter)

Commission File Number:  1-14667

WASHINGTON	45-6794330
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

1201 THIRD AVENUE, SUITE 3000
SEATTLE, WASHINGTON 98101
(Address of principal executive offices, including zip code)

(206) 432-8887
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

On July 30, 2012, WMI Liquidating Trust (the “Trust”) issued a press release announcing that it will distribute 927,862 shares of WMI Holdings Corp. (OTC: WMIH) common stock (“Shares”) to eligible Class 22 claimants on August 1, 2012 (the “Distribution”). Further information regarding the Distribution, together with a chart summarizing the Shares issued to claimants in Classes 19, 21 and 22 and the conversion ratios for each, is set forth in the press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K (including the exhibit hereto) may contain certain estimates, statements of belief or judgment and assumptions that may be deemed to be “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and/or the “Bespeaks Caution” doctrine applied by the courts under the antifraud provisions of the federal securities laws.  Such forward-looking statements are based on current plans, expectations, estimates, beliefs and judgments about the value of the assets of the Trust.  Words such as “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates” or variations of such words and similar expressions are intended to identify such forward-looking statements.  These statements are not guarantees of future payments to holders of beneficial interests in the Trust (“Liquidating Trust Interests”) and are subject to risks and uncertainties that are difficult to predict.  These risks include, among other factors: (i) the Trust’s ability to obtain the approval of the Bankruptcy Court with respect to motions in the chapter 11 proceedings of WMI and WMI Investment Corp. (together with WMI, the “Debtors”) prosecuted by the Trust from time to time; (ii) the Trust’s ability to realize the expected value of the Trust’s assets (including the timing and amount thereof); (iii) the Trust’s ability to resolve disputed claims in its favor; (iv) where the Trust is successful in resolving disputed claims in its favor, there could be significant delay before any recovery is obtained with respect to such claims or any distribution can be made to the holders of Liquidating Trust Interests; (v) risks associated with any litigation and other claims that might be brought against the Debtors, or by or against the Trust, in the future during the anticipated initial three year term of the Trust (which term may be extended for up to an additional three years, subject to certain limited exceptions, with the approval of the Bankruptcy Court); (vi) the existence of different classes of Liquidating Trust Interests and the different distribution priorities of each class could give rise to occasions when the interests of the holders of different classes of Liquidating Trust Interests could diverge, conflict or appear to diverge or conflict; for example, operational and/or financial decisions by the trustee of the Liquidating Trust regarding the litigation or settlement of certain disputed claims could favor one class of holders of Liquidating Trust Interests over another, adversely affecting the distribution to that particular class of Liquidating Trust Interests; and (vii) there is no liquidity for the Liquidating Trust Interests, which are non-certificated and non-transferable, other than by will, intestate succession or operation of law.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
EX-99.1	Press Release dated July 30, 2012

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WMI LIQUIDATING TRUST

Date: July 31 2012	By:	/s/ Charles E. Smith
Charles E. Smith
General Counsel, WMI Liquidating Trust on behalf of Washington Mutual, Inc. and WMI Investment Corp.

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